LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

AS OF JUNE 7, 2004

SUBJECT TO REVISION

$1,000,000,000 (Approximate) Fieldstone Mortgage Investment Trust, Series 2004-3

Preliminary Collateral Characteristics *

Contacts

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

Trading	Rishi Bansal	(212) 526-8315

Residential Mortgage Finance	Matt Lewis	(212) 526-7447
	Christina Barretto	(212) 526-2185

Structuring	Dennis Tsyba	(212) 526-1102

* Collateral characteristics are listed below as of the Cut-Off Date of June 1, 2004. Approximately $93,327,270 of additional mortgage loans is expected to be delivered before the Closing Date.  The remaining approximately $250 million of mortgage loans will be pre-funded and delivered to the Trust within three months of the Closing Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Summary (Aggregate Group)
Total Number of Loans	3,284	Geographic Distribution
Total Outstanding Loan Balance	656,672,730	(Other states account individually for less than 5.00%
Average Loan Balance	199,961	of the Cut-Off Date aggregate principal balance)
Adjustable Rate	100.00%	California	51.40%
Prepayment Penalty Coverage	85.68%	Illinois	8.47%
Weighted Average Coupon	6.489%	Colorado	6.46%
Weighted Average Margin	5.643%
Weighted Average Initial Per. Rate Cap	2.920%	Largest Zip Code Concentration
Weighted Average Per. Rate Cap	1.080%	92563 (Murrieta, CA)	0.64%
Weighted Average Maximum Rate	12.489%
Weighted Average Floor	6.489%	Occupancy Status
Weighted Average Original Term (mos)	360	Primary Home	93.40%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.10%
Weighted Average LTV	82.59%	Investment	6.50%
Weighted Average CLTV	91.48%
Weighted Average FICO	644	Loan Purpose
Weighted Average DTI	42.20%	Purchase	53.65%
		Cash Out Refinance	44.35%
Product Type		Rate/Term Refinance	2.00%
2/28 ARM	89.15%
3/27 ARM	2.84%	Lien Position
5/1 ARM	8.01%	First	100.00%

Prepayment Penalty (years)		Documentation Type
None	14.32%	Full	53.65%
0.50	1.02%	Stated - Wage Earner	22.02%
1.00	1.76%	Stated - Self Employed	12.74%
2.00	69.89%	12 Month Bank Statement	6.35%
2.50	3.40%	24 Month Bank Statement	4.83%
3.00	9.60%	Limited	0.41%

Interest Only Loans	59.98%
Weighted Average Remaining Interest Only Period (mos)	59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Statistic Calculation Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	60	$18,354,971.82	2.80%	4.902%	694	$305,916.20	80.28%	86.91%
5.001 - 5.500	235	62,815,599.93	9.57	5.367	673	267,300.43	81.93	73.38
5.501 - 6.000	635	162,163,926.66	24.69	5.844	662	255,376.26	82.06	57.76
6.001 - 6.500	622	140,213,190.59	21.35	6.321	652	225,423.14	82.90	46.63
6.501 - 7.000	627	120,396,258.04	18.33	6.807	636	192,019.55	83.71	45.04
7.001 - 7.500	435	68,387,791.42	10.41	7.305	625	157,213.31	83.63	43.84
7.501 - 8.000	400	53,980,088.91	8.22	7.822	597	134,950.22	82.92	53.70
8.001 - 8.500	155	18,691,427.28	2.85	8.274	587	120,589.85	81.52	58.10
8.501 - 9.000	82	8,990,385.49	1.37	8.749	561	109,638.85	77.60	57.64
9.001 - 9.500	19	1,771,185.65	0.27	9.213	558	93,220.30	71.75	65.98
9.501 – 10.000	14	907,904.43	0.14	9.777	541	64,850.32	68.96	83.58
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.590% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.489% per annum.

Remaining Term to Stated Maturity of Statistic Calculation Mortgage Loans

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
355 – 360	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Outstanding Mortgage Loan Principal Balances of Statistic Calculation Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	82	$3,510,336.85	0.53%	7.878%	599	$42,808.99	73.75%	76.54%
50,000.01 - 100,000.00	601	46,387,373.47	7.06	7.318	620	77,183.65	81.38	71.24
100,000.01 - 150,000.00	647	80,644,863.54	12.28	7.024	633	124,644.30	81.38	59.88
150,000.01 - 200,000.00	503	87,771,608.55	13.37	6.742	632	174,496.24	81.90	58.45
200,000.01 - 250,000.00	454	101,443,259.21	15.45	6.367	647	223,443.30	82.80	51.20
250,000.01 - 300,000.00	373	102,263,495.43	15.57	6.270	645	274,164.87	82.76	50.39
300,000.01 - 350,000.00	266	86,306,499.04	13.14	6.194	656	324,460.52	83.75	50.53
350,000.01 - 400,000.00	216	81,301,332.29	12.38	6.135	653	376,395.06	84.62	49.24
400,000.01 - 450,000.00	60	25,686,113.28	3.91	6.044	660	428,101.89	81.94	51.97
450,000.01 - 500,000.00	63	30,231,158.15	4.60	6.354	654	479,859.65	82.60	43.01
500,000.01 - 550,000.00	5	2,656,200.00	0.40	6.702	673	531,240.00	82.96	39.54
550,000.01 - 600,000.00	7	4,038,337.34	0.61	5.809	659	576,905.33	77.62	13.67
600,000.01 - 650,000.00	6	3,777,653.07	0.58	6.021	667	629,608.85	78.70	32.46
650,000.01 - 700,000.00	1	654,500.00	0.10	5.950	635	654,500.00	70.00	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,968.08 to approximately $654,500.00 and the average outstanding principal balance of the Mortgage Loans was approximately $ 199,961.25.

Loan Program of Statistic Calculation Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	1,459	$329,749,852.42	50.22%	6.200%	671	$226,010.87	84.32%	47.52%
High Street	307	57,510,456.61	8.76	6.810	590	187,330.48	87.35	83.14
Main Street	836	139,732,747.40	21.28	7.093	567	167,144.43	82.19	76.59
South Street	104	21,597,239.15	3.29	5.923	628	207,665.76	62.64	56.72
Wall Street	578	108,082,434.64	16.46	6.529	691	186,993.83	79.27	26.38
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Adjustable Rate Type of Statistic Calculation Mortgage Loans

Adjustable Rate Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	2,952	$585,450,063.67	89.15%	6.527%	642	$198,323.19	82.75%	52.10%
5/1 Treasury ARM	233	52,579,801.94	8.01	6.051	664	225,664.39	80.83	68.44
3/27 LIBOR ARM	99	18,642,864.61	2.84	6.509	640	188,311.76	82.52	60.60
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Product Type of Statistic Calculation Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,577	$237,864,479.26	36.22%	6.892%	625	$150,833.53	82.42%	54.69%
2/28 LIBOR ARM – IO	1,375	347,585,584.41	52.93	6.278	654	252,789.52	82.98	50.32
3/27 LIBOR ARM	62	9,682,434.28	1.47	6.774	614	156,168.29	84.63	70.04
3/27 LIBOR ARM - IO	37	8,960,430.33	1.36	6.222	668	242,173.79	80.25	50.40
5/1 Treasury ARM	87	15,229,515.71	2.32	6.192	649	175,051.90	78.52	59.80
5/1 Treasury ARM - IO	146	37,350,286.23	5.69	5.993	670	255,823.88	81.76	71.97
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Interest Only Flag of Statistic Calculation Mortgage Loans

Interest Only Flag	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent Purchase
No	1,726	$262,776,429.25	40.02%	6.847%	626	$152,245.90	82.28%	55.55%	44.64%
Yes	1,558	393,896,300.97	59.98	6.250	656	252,821.76	82.80	52.37	59.65
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution (Top 30) of Mortgaged Properties of Statistic Calculation Mortgage Loans

State (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
California	1,196	$337,512,180.90	51.40%	6.112%	656	$282,200.82	82.15%	50.97%
Illinois	320	55,629,798.30	8.47	7.116	632	173,843.12	83.25	52.47
Colorado	224	42,398,084.23	6.46	6.388	635	189,277.16	84.38	61.98
Arizona	196	28,823,443.06	4.39	6.663	633	147,058.38	82.05	55.04
Florida	146	21,369,565.32	3.25	6.989	624	146,366.89	82.25	46.36
Massachusetts	87	20,829,410.31	3.17	6.592	651	239,418.51	80.53	41.80
Texas	167	18,715,841.31	2.85	7.198	643	112,070.91	81.39	41.10
Washington	92	17,116,879.87	2.61	6.549	629	186,053.04	83.57	66.72
Maryland	68	14,153,626.76	2.16	7.141	655	208,141.57	81.88	42.59
Minnesota	58	11,949,831.51	1.82	6.461	624	206,031.58	85.82	67.37
Missouri	101	9,737,118.11	1.48	7.455	604	96,407.11	85.64	73.44
Utah	62	8,955,617.52	1.36	6.234	640	144,445.44	82.74	69.52
Michigan	50	8,282,716.16	1.26	7.007	617	165,654.32	82.97	54.39
Virginia	33	6,951,091.52	1.06	6.881	650	210,639.14	83.83	34.25
Kansas	70	6,855,827.15	1.04	7.207	612	97,940.39	85.36	64.49
Iowa	76	6,685,712.15	1.02	7.867	605	87,969.90	84.64	81.98
Tennessee	55	6,216,309.62	0.95	7.221	613	113,023.81	82.69	71.09
Nevada	31	5,990,742.68	0.91	6.630	630	193,249.76	80.24	65.02
Georgia	18	2,434,522.90	0.37	6.846	623	135,251.27	87.13	66.55
South Carolina	22	2,114,030.65	0.32	7.682	590	96,092.30	84.50	79.66
Idaho	20	2,021,858.14	0.31	7.005	633	101,092.91	82.81	56.59
Wisconsin	16	1,843,832.79	0.28	7.090	628	115,239.55	82.47	66.40
Indiana	15	1,810,885.60	0.28	7.352	597	120,725.71	85.09	75.28
Nebraska	17	1,692,119.25	0.26	7.454	598	99,536.43	81.35	86.16
Arkansas	23	1,651,352.39	0.25	7.662	586	71,797.93	82.61	70.12
North Carolina	18	1,624,432.13	0.25	7.497	605	90,246.23	83.21	78.58
Mississippi	17	1,556,371.76	0.24	7.174	621	91,551.28	81.57	61.01
Rhode Island	9	1,497,259.24	0.23	6.767	612	166,362.14	81.96	22.67
New Hampshire	7	1,434,595.10	0.22	7.029	609	204,942.16	83.53	67.00
District Of Columbia	6	1,338,501.20	0.20	7.597	665	223,083.53	80.00	19.07
Other	64	7,479,172.59	1.14	7.252	607	116,862.07	82.87	69.65
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

No more than approximately 0.64% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.02%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	3	450,976.60	0.07	6.479	577	150,325.53	24.58	93.35
30.001 - 40.000	5	561,446.86	0.09	6.015	620	112,289.37	34.51	47.54
40.001 - 50.000	20	2,742,089.57	0.42	6.855	578	137,104.48	46.72	72.48
50.001 - 60.000	51	6,880,541.62	1.05	6.700	593	134,912.58	55.98	65.27
60.001 - 70.000	191	32,381,096.93	4.93	6.522	603	169,534.54	67.24	64.15
70.001 - 80.000	1,497	300,182,364.94	45.71	6.399	660	200,522.62	79.31	39.81
80.001 - 90.000	1,397	289,657,059.97	44.11	6.536	633	207,342.20	87.89	63.65
90.001 - 100.000	118	23,707,176.51	3.61	6.906	649	200,908.28	94.74	85.93
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.42% to 95.00% and the weighted average Original Loan-to-Value was approximately 82.59%.

Original Combined Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Combined Loan-to-Value (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.02%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	3	450,976.60	0.07	6.479	577	150,325.53	24.58	93.35
30.001 - 40.000	5	561,446.86	0.09	6.015	620	112,289.37	34.51	47.54
40.001 - 50.000	20	2,742,089.57	0.42	6.855	578	137,104.48	46.72	72.48
50.001 - 60.000	46	6,449,418.92	0.98	6.724	591	140,204.76	55.76	69.17
60.001 - 70.000	162	30,814,281.51	4.69	6.493	599	190,211.61	67.22	65.83
70.001 - 80.000	349	69,435,762.01	10.57	6.845	599	198,956.34	77.92	55.22
80.001 - 90.000	999	192,633,793.22	29.33	6.764	619	192,826.62	87.08	63.39
90.001 - 100.000	1,698	353,474,984.31	53.83	6.262	672	208,171.37	83.34	46.48
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Combined Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.42% to 100.00% and the weighted average Combined Original Loan-to-Value was approximately 91.48%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Statistic Calculation Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,756	$352,280,744.98	53.65%	6.378%	669	$200,615.46	82.87%	42.76%
Cash Out Refinance	1,449	291,250,174.53	44.35	6.615	615	201,000.81	82.27	65.99
Rate/Term Refinance	79	13,141,810.71	2.00	6.667	629	166,352.03	82.44	71.85
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Property Type of Statistic Calculation Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family Detached	2,430	$475,139,828.02	72.36%	6.528%	640	$195,530.79	82.58%	53.04%
PUD	445	95,511,210.89	14.54	6.429	643	214,631.93	82.44	55.38
Condominium	320	66,994,084.57	10.20	6.276	658	209,356.51	83.21	55.56
2 Family	61	14,691,402.77	2.24	6.401	694	240,842.67	81.17	50.28
Townhouse	15	2,122,512.48	0.32	7.179	636	141,500.83	84.07	72.18
Rowhouse	7	1,143,679.51	0.17	7.436	654	163,382.79	80.25	37.60
Single Family Attached	6	1,070,011.98	0.16	6.319	650	178,335.33	79.91	72.38
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Documentation Type of Statistic Calculation Mortgage Loans

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Full	1,906	$352,275,749.79	53.65%	6.394%	624	$184,824.63	83.50%	100.00%
Stated - Wage Earner	684	144,624,156.59	22.02	6.571	688	211,438.83	81.07	0.00
Stated - Self Employed	380	83,645,911.41	12.74	6.809	667	220,120.82	80.03	0.00
12 Mos. Bank Statement	172	41,701,310.28	6.35	6.507	632	242,449.48	84.48	0.00
24 Mos. Bank Statement	127	31,707,997.45	4.83	6.271	624	249,669.27	83.76	0.00
Limited	15	2,717,604.70	0.41	6.819	613	181,173.65	82.03	0.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Statistic Calculation Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	2,995	$613,359,769.94	93.40%	6.451%	641	$204,794.58	82.64%	54.31%
Investment	285	42,664,085.28	6.50	7.018	683	149,698.54	81.85	43.71
Second Home	4	648,875.00	0.10	7.035	655	162,218.75	82.47	82.99
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Mortgage Loan Age of Statistic Calculation Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	1,031	$198,208,395.00	30.18%	6.724%	644	$192,248.69	82.47%	49.86%
1	1,745	345,477,781.79	52.61	6.488	644	197,981.54	82.75	52.19
2	499	110,463,372.30	16.82	6.083	642	221,369.48	82.30	64.95
3	9	2,523,181.13	0.38	5.928	664	280,353.46	83.44	55.77
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the weighted average Loan Age of the Mortgage Loans was approximately 1 month.

Prepayment Penalty Term of Statistic Calculation Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	578	$94,057,023.27	14.32%	7.272%	635	$162,728.41	82.64%	51.53%
6	69	6,723,827.15	1.02	7.186	611	97,446.77	85.46	65.75
12	49	11,576,042.08	1.76	6.539	645	236,245.76	83.41	56.04
24	2,180	458,952,605.38	69.89	6.363	646	210,528.72	82.70	52.03
30	125	22,295,413.70	3.40	6.600	615	178,363.31	82.26	53.43
36	283	63,067,818.64	9.60	6.115	657	222,854.48	81.37	66.93
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

The non-zero weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Statistic Calculation Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	3	$538,881.43	0.08%	7.829%	500	$179,627.14	72.42%	100.00%
501 - 520	88	12,750,095.42	1.94	7.743	514	144,887.45	76.73	91.67
521 - 540	197	31,084,402.42	4.73	7.371	532	157,788.84	80.13	79.91
541 - 560	239	38,441,699.81	5.85	7.244	551	160,843.93	81.14	76.31
561 - 580	231	37,564,506.71	5.72	6.896	571	162,616.91	84.17	78.64
581 - 600	221	42,084,241.05	6.41	6.737	590	190,426.43	83.33	76.28
601 - 620	244	49,363,902.45	7.52	6.576	611	202,311.08	83.38	70.91
621 - 640	373	79,061,908.51	12.04	6.313	631	211,962.22	83.11	62.12
641 - 660	373	78,833,430.36	12.00	6.355	650	211,349.68	83.30	53.44
661 - 680	454	97,030,381.06	14.78	6.310	670	213,723.31	82.62	36.47
681 - 700	348	75,615,245.36	11.51	6.224	690	217,285.19	82.68	32.99
701 - 720	225	49,934,368.43	7.60	6.192	709	221,930.53	82.05	29.96
721 - 740	132	29,639,265.16	4.51	6.058	730	224,539.89	82.97	36.77
741 - 760	88	19,874,233.49	3.03	6.085	750	225,843.56	82.57	35.23
761 - 780	51	11,386,109.65	1.73	6.225	771	223,257.05	81.75	24.86
781 - 800	14	2,962,230.77	0.45	5.694	787	211,587.91	83.41	49.04
801 >=	3	507,828.14	0.08	5.573	807	169,276.05	82.67	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

Credit Grade of Statistic Calculation Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,593	$540,319,468.11	82.28%	6.343%	660	$208,376.19	82.65%	47.48%
A-	201	34,877,973.44	5.31	7.002	564	173,522.26	83.09	76.09
A+	110	26,951,588.81	4.10	6.420	629	245,014.44	87.63	79.87
B	140	21,169,547.12	3.22	7.473	549	151,211.05	79.70	82.60
B+	98	15,161,978.42	2.31	7.275	532	154,714.07	86.96	88.93
C	118	15,335,945.59	2.34	8.025	536	129,965.64	73.82	90.21
D	24	2,856,228.73	0.43	8.776	529	119,009.53	64.07	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Margin of Statistic Calculation Mortgage Loans

Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	9	$2,467,514.86	0.38%	5.099%	658	$274,168.32	80.00%	100.00%
5.001 - 5.500	1,614	368,156,535.45	56.06	6.193	649	228,101.94	82.93	61.84
5.501 - 6.000	940	186,315,558.32	28.37	6.622	643	198,208.04	82.47	44.37
6.001 - 6.500	721	99,733,121.59	15.19	7.367	628	138,326.10	81.64	39.56
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.600% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.643% per annum.

Maximum Rate of Statistic Calculation Mortgage Loans

Maximum Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.501 - 11.000	60	$18,354,971.82	2.80%	4.902%	694	$305,916.20	80.28%	86.91%
11.001 - 11.500	235	62,815,599.93	9.57	5.367	673	267,300.43	81.93	73.38
11.501 - 12.000	635	162,163,926.66	24.69	5.844	662	255,376.26	82.06	57.76
12.001 - 12.500	622	140,213,190.59	21.35	6.321	652	225,423.14	82.90	46.63
12.501 - 13.000	627	120,396,258.04	18.33	6.807	636	192,019.55	83.71	45.04
13.001 - 13.500	435	68,387,791.42	10.41	7.305	625	157,213.31	83.63	43.84
13.501 - 14.000	400	53,980,088.91	8.22	7.822	597	134,950.22	82.92	53.70
14.001 - 14.500	155	18,691,427.28	2.85	8.274	587	120,589.85	81.52	58.10
14.501 - 15.000	82	8,990,385.49	1.37	8.749	561	109,638.85	77.60	57.64
15.001 - 15.500	19	1,771,185.65	0.27	9.213	558	93,220.30	71.75	65.98
15.501 - 16.000	14	907,904.43	0.14	9.777	541	64,850.32	68.96	83.58
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.590% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.489% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Statistic Calculation Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2006-03	8	$2,067,181.13	0.31%	5.967%	656	$258,397.64	84.20%	46.01%
2006-04	428	93,236,914.69	14.20	6.124	639	217,843.26	82.74	63.41
2006-05	1,534	300,808,449.85	45.81	6.526	642	196,094.17	82.88	50.16
2006-06	982	189,337,518.00	28.83	6.735	643	192,808.06	82.53	49.66
2007-04	18	3,618,805.59	0.55	6.157	623	201,044.76	81.53	91.61
2007-05	47	8,971,428.02	1.37	6.573	641	190,881.45	83.13	56.18
2007-06	34	6,052,631.00	0.92	6.623	650	178,018.56	82.22	48.59
2009-03	1	456,000.00	0.07	5.750	701	456,000.00	80.00	100.00
2009-04	53	13,607,652.02	2.07	5.780	664	256,748.15	79.45	68.37
2009-05	164	35,697,903.92	5.44	6.148	664	217,670.15	81.49	68.23
2009-06	15	2,818,246.00	0.43	6.169	651	187,883.07	79.12	66.40
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Summary (Group 1)
Total Number of Loans	1,847	Geographic Distribution
Total Outstanding Loan Balance	327,066,239	(Other states account individually for less than 5.00%
Average Loan Balance	177,080	of the Cut-Off Date aggregate principal balance)
Adjustable Rate	100.00%	California	52.06%
Prepayment Penalty Coverage	85.74%	Illinois	8.30%
Weighted Average Coupon	6.530%	Colorado	6.15%
Weighted Average Margin	5.651%
Weighted Average Initial Per. Rate Cap	2.914%	Largest Zip Code Concentration
Weighted Average Per. Rate Cap	1.086%	92336 – (Fontana, CA)	0.85%
Weighted Average Maximum Rate	12.530%
Weighted Average Floor	6.530%	Occupancy Status
Weighted Average Original Term (mos)	360	Primary Home	92.87%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.15%
Weighted Average LTV	81.92%	Investment	6.98%
Weighted Average CLTV	90.87%
Weighted Average FICO	643	Loan Purpose
Weighted Average DTI	42.13%	Purchase	54.30%
		Cash Out Refinance	43.83%
Product Type		Rate/Term Refinance	1.87%
2/28 ARM	88.75%
3/27 ARM	2.66%	Lien Position
5/1 ARM	8.59%	First	100.00%

Prepayment Penalty (years)		Documentation Type
None	14.26%	Full	55.72%
0.50	1.21	Stated - Wage Earner	23.93%
1.00	1.34	Stated - Self Employed	12.09%
2.00	69.70	12 Month Bank Statement	4.73%
2.50	3.55	24 Month Bank Statement	3.32%
3.00	9.94	Limited	0.21%

Interest Only Loans	54.78%
Weighted Average Remaining Interest Only Period (mos)	59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Group 1 Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	24	$6,365,767.31	1.95%	4.877%	706	$265,240.30	81.03%	96.36%
5.001 - 5.500	123	28,195,834.48	8.62	5.385	676	229,234.43	80.97	78.77
5.501 - 6.000	372	82,293,537.76	25.16	5.861	664	221,219.19	81.44	55.06
6.001 - 6.500	370	71,520,497.41	21.87	6.328	652	193,298.64	81.81	50.62
6.501 - 7.000	354	62,223,200.90	19.02	6.801	634	175,771.75	83.04	47.85
7.001 - 7.500	221	31,653,117.58	9.68	7.314	621	143,226.78	83.72	48.12
7.501 - 8.000	223	26,879,381.13	8.22	7.822	591	120,535.34	82.07	61.62
8.001 - 8.500	95	11,309,331.32	3.46	8.296	584	119,045.59	81.30	60.15
8.501 - 9.000	44	4,870,905.66	1.49	8.740	564	110,702.40	77.63	56.51
9.001 - 9.500	10	1,108,131.12	0.34	9.214	552	110,813.11	70.15	68.51
9.501 - 10.000	11	646,534.32	0.20	9.779	533	58,775.85	68.93	76.95
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.590% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.530% per annum.

Remaining Term to Stated Maturity of Group 1 Mortgage Loans

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
355 - 360	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Outstanding Mortgage Loan Principal Balances of Group 1 Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	47	$2,012,984.85	0.62%	8.049%	597	$42,829.46	73.50%	76.87%
50,000.01 - 100,000.00	352	27,064,863.08	8.28	7.293	622	76,888.82	80.72	69.46
100,000.01 - 150,000.00	385	48,145,496.31	14.72	6.969	631	125,053.24	80.98	61.89
150,000.01 - 200,000.00	327	57,310,661.99	17.52	6.685	634	175,261.96	81.33	59.90
200,000.01 - 250,000.00	321	71,994,022.77	22.01	6.338	652	224,280.44	82.37	48.84
250,000.01 - 300,000.00	266	73,050,283.65	22.34	6.238	646	274,625.13	82.42	50.04
300,000.01 - 350,000.00	146	46,313,925.30	14.16	6.154	657	317,218.67	83.28	54.58
350,000.01 - 400,000.00	3	1,174,001.04	0.36	5.530	748	391,333.68	79.63	65.96
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,986.44 to approximately $399,601.04 and the average outstanding principal balance of the Mortgage Loans was approximately $177,079.72.

Loan Program of Group 1 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	807	$160,490,650.49	49.07%	6.224%	674	$198,873.17	83.84%	47.53%
High Street	167	27,988,613.17	8.56	6.840	584	167,596.49	87.27	83.18
Main Street	485	74,671,964.88	22.83	7.131	564	153,962.81	81.12	80.68
South Street	67	13,105,532.68	4.01	5.995	630	195,604.97	61.98	49.56
Wall Street	321	50,809,477.77	15.53	6.580	694	158,284.98	79.23	31.36
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Adjustable Rate Type of Group 1 Mortgage Loans

Adjustable Rate Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,652	$290,285,169.91	88.75%	6.565%	641	$175,717.42	82.09%	54.56%
5/1 Treasury ARM	140	28,087,916.87	8.59	6.104	666	200,627.98	80.33	64.50
3/27 LIBOR ARM	55	8,693,152.21	2.66	6.712	621	158,057.31	81.53	66.21
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

Product Type of Group 1 Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	915	$131,416,915.76	40.18%	6.899%	624	$143,625.04	82.07%	57.06%
2/28 LIBOR ARM - IO	737	158,868,254.15	48.57	6.290	655	215,560.72	82.10	52.49
3/27 LIBOR ARM	38	5,760,952.88	1.76	6.814	610	151,604.02	82.90	66.74
3/27 LIBOR ARM - IO	17	2,932,199.33	0.90	6.513	643	172,482.31	78.85	65.17
5/1 Treasury ARM	61	10,711,855.87	3.28	6.130	649	175,604.19	77.75	57.64
5/1 Treasury ARM - IO	79	17,376,061.00	5.31	6.088	675	219,950.14	81.93	68.73
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

Interest Only Flag of Group 1 Mortgage Loans

Interest Only Flag	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent Purchase
No	1,014	$147,889,724.51	45.22%	6.840%	625	$145,847.85	81.79%	57.47%	43.99%
Yes	833	179,176,514.48	54.78	6.274	657	215,097.86	82.03	54.27	62.81
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%	54.30%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution (Top 30) of Mortgaged Properties of Group 1 Mortgage Loans

State (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
California	723	$170,277,946.01	52.06%	6.156%	655	$235,515.83	81.19%	52.68%
Illinois	176	27,157,074.91	8.30	7.113	631	154,301.56	83.02	59.65
Colorado	113	20,107,430.83	6.15	6.430	636	177,941.87	83.50	57.01
Arizona	104	13,490,019.45	4.12	6.710	637	129,711.73	81.74	55.93
Florida	84	11,407,892.57	3.49	6.947	625	135,808.24	81.42	55.69
Massachusetts	50	10,018,977.40	3.06	6.649	659	200,379.55	80.72	46.23
Texas	89	9,755,202.24	2.98	7.312	643	109,609.01	81.88	37.93
Washington	54	8,877,223.31	2.71	6.636	624	164,393.02	83.37	65.75
Maryland	32	6,161,126.40	1.88	7.264	649	192,535.20	81.18	36.49
Missouri	59	5,648,389.14	1.73	7.474	601	95,735.41	85.67	76.79
Minnesota	28	4,976,425.95	1.52	6.554	615	177,729.50	86.76	64.54
Iowa	47	4,394,729.88	1.34	7.891	605	93,504.89	84.04	81.32
Michigan	27	4,288,077.55	1.31	6.964	612	158,817.69	81.05	61.84
Kansas	42	3,952,073.63	1.21	7.219	597	94,096.99	84.89	73.12
Utah	30	3,914,605.39	1.20	6.157	644	130,486.85	83.54	78.66
Tennessee	33	3,303,801.23	1.01	7.100	616	100,115.19	81.19	67.56
Nevada	16	2,840,079.91	0.87	6.600	632	177,504.99	76.59	71.11
Virginia	16	2,549,837.57	0.78	6.732	633	159,364.85	82.12	35.19
Wisconsin	12	1,399,947.76	0.43	7.026	634	116,662.31	81.30	64.88
South Carolina	13	1,371,074.17	0.42	7.924	571	105,467.24	86.01	84.15
Georgia	9	1,268,967.34	0.39	6.794	633	140,996.37	87.24	76.99
Idaho	10	1,152,029.19	0.35	6.998	620	115,202.92	83.99	42.09
Arkansas	14	1,082,248.36	0.33	7.676	581	77,303.45	80.95	75.75
Indiana	8	1,075,951.37	0.33	7.366	609	134,493.92	86.85	58.40
Mississippi	9	1,050,717.51	0.32	7.170	638	116,746.39	82.96	63.51
North Carolina	10	963,003.64	0.29	7.464	592	96,300.36	84.27	87.65
Nebraska	10	920,710.76	0.28	7.504	616	92,071.08	80.04	80.71
District Of Columbia	3	634,871.81	0.19	7.353	668	211,623.94	80.00	40.20
New Jersey	2	490,000.00	0.15	7.412	590	245,000.00	81.50	100.00
Rhode Island	3	472,918.44	0.14	6.757	599	157,639.48	77.59	22.31
Other	21	2,062,885.27	0.63	7.482	608	98,232.63	85.49	77.41
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

No more than approximately 0.85% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Group 1 Mortgage Loans

Original Loan-to-Value (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.03%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	2	421,000.00	0.13	6.424	574	210,500.00	24.53	100.00
30.001 - 40.000	3	351,946.86	0.11	6.132	591	117,315.62	33.55	33.37
40.001 - 50.000	12	1,843,811.35	0.56	6.887	579	153,650.95	47.67	60.70
50.001 - 60.000	36	4,728,975.09	1.45	6.703	595	131,360.42	55.65	63.04
60.001 - 70.000	127	20,263,051.82	6.20	6.623	599	159,551.59	67.12	58.18
70.001 - 80.000	872	153,567,847.04	46.95	6.444	661	176,109.92	79.39	43.03
80.001 - 90.000	728	134,166,299.14	41.02	6.559	631	184,294.37	87.70	66.10
90.001 - 100.000	65	11,613,330.47	3.55	7.039	648	178,666.62	94.70	94.29
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.42% to 95.00% and the weighted average Original Loan-to-Value was approximately 81.92%.

Original Combined Loan-to-Value Ratio of Group 1 Mortgage Loans

Original Combined Loan-to-Value (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.03%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	2	421,000.00	0.13	6.424	574	210,500.00	24.53	100.00
30.001 - 40.000	3	351,946.86	0.11	6.132	591	117,315.62	33.55	33.37
40.001 - 50.000	12	1,843,811.35	0.56	6.887	579	153,650.95	47.67	60.70
50.001 - 60.000	32	4,327,852.39	1.32	6.739	594	135,245.39	55.28	68.19
60.001 - 70.000	108	19,220,426.83	5.88	6.595	594	177,966.92	67.08	59.89
70.001 - 80.000	210	37,684,851.85	11.52	6.853	601	179,451.68	78.05	60.24
80.001 - 90.000	526	88,777,557.16	27.14	6.809	614	168,778.63	87.03	68.64
90.001 - 100.000	952	174,328,815.33	53.30	6.302	674	183,118.50	83.10	47.25
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, the Original Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.42% to 100.00% and the weighted average Original Loan-to-Value was approximately 90.87%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Group 1 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	990	$177,600,590.11	54.30%	6.402%	670	$179,394.54	82.63%	43.98%
Cash Out Refinance	814	143,338,116.61	43.83	6.681	609	176,091.05	81.02	69.37
Rate/Term Refinance	43	6,127,532.27	1.87	6.715	630	142,500.75	82.48	76.77
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

Property Type of Group 1 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family Detached	1,361	$236,469,262.49	72.30%	6.577%	638	$173,746.70	81.77%	54.22%
PUD	221	40,396,166.78	12.35	6.515	637	182,788.08	82.77	60.82
Condominium	207	38,350,997.49	11.73	6.278	665	185,270.52	82.15	58.88
2 Family	41	9,226,707.09	2.82	6.345	691	225,041.64	80.91	52.41
Townhouse	10	1,380,763.33	0.42	7.284	629	138,076.33	84.13	79.96
Single Family Attached	4	782,120.00	0.24	5.912	645	195,530.00	80.47	81.38
Rowhouse	3	460,221.81	0.14	7.132	660	153,407.27	80.47	64.87
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

Documentation Type of Group 1 Mortgage Loans

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Full	1,094	$182,242,289.73	55.72%	6.467%	620	$166,583.45	82.87%	100.00%
Stated - Wage Earner	403	78,278,980.53	23.93	6.510	687	194,240.65	80.40	0.00
Stated - Self Employed	211	39,548,514.80	12.09	6.844	670	187,433.72	79.62	0.00
12 Mos. Bank Statement	78	15,478,711.94	4.73	6.529	633	198,445.02	82.67	0.00
24 Mos. Bank Statement	56	10,847,021.59	3.32	6.493	616	193,696.81	84.25	0.00
Limited	5	670,720.40	0.21	7.912	581	134,144.08	82.35	0.00
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%
Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Group 1 Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	1,684	$303,759,264.49	92.87%	6.491%	639	$180,379.61	81.96%	56.54%
Investment	160	22,821,724.50	6.98	7.028	688	142,635.78	81.37	44.31
Second Home	3	485,250.00	0.15	7.248	652	161,750.00	81.62	77.25
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

Mortgage Loan Age of Group 1 Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	585	$101,984,719.00	31.18%	6.708%	642	$174,332.85	81.85%	51.37%
1	983	172,784,676.28	52.83	6.532	643	175,772.81	81.98	55.25
2	277	51,917,193.71	15.87	6.177	642	187,426.69	81.88	65.51
3	2	379,650.00	0.12	5.921	620	189,825.00	82.07	100.00
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, the weighted average Loan Age of the Mortgage Loans was approximately 1 month.

Prepayment Penalty Term of Group 1 Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	316	$46,652,115.71	14.26%	7.313%	630	$147,633.28	82.44%	56.90%
6	42	3,952,073.63	1.21	7.219	597	94,096.99	84.89	73.12
12	21	4,391,913.00	1.34	6.575	656	209,138.71	82.16	48.20
24	1,229	227,949,534.94	69.70	6.405	645	185,475.62	81.96	54.02
30	73	11,620,934.74	3.55	6.640	619	159,190.89	81.64	55.04
36	166	32,499,666.97	9.94	6.154	656	195,781.13	80.62	65.09
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

The non-zero weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Group 1 Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	2	$368,881.43	0.11%	7.750%	500	$184,440.72	66.63%	100.00%
501 - 520	52	6,576,978.46	2.01	7.901	514	126,480.36	73.37	95.59
521 - 540	120	18,601,077.32	5.69	7.355	532	155,008.98	79.94	82.31
541 - 560	140	20,593,496.16	6.30	7.196	550	147,096.40	80.16	80.32
561 - 580	136	22,142,214.21	6.77	6.908	571	162,810.40	84.66	78.61
581 - 600	119	20,546,068.79	6.28	6.758	590	172,656.04	82.09	80.73
601 - 620	121	20,775,498.45	6.35	6.612	611	171,698.33	82.20	77.79
621 - 640	202	35,596,879.58	10.88	6.393	631	176,222.18	82.44	71.15
641 - 660	215	39,819,078.31	12.17	6.335	650	185,205.02	81.89	56.15
661 - 680	248	45,644,415.14	13.96	6.372	670	184,050.06	82.50	34.26
681 - 700	194	36,276,583.61	11.09	6.298	689	186,992.70	81.93	28.98
701 - 720	125	24,936,576.09	7.62	6.171	709	199,492.61	82.08	27.64
721 - 740	75	15,367,474.66	4.70	6.051	730	204,899.66	82.25	33.51
741 - 760	52	10,999,706.27	3.36	6.192	750	211,532.81	82.80	36.36
761 - 780	32	6,245,851.60	1.91	6.068	768	195,182.86	81.89	33.39
781 - 800	11	2,067,630.77	0.63	5.702	786	187,966.43	83.24	53.81
801 >=	3	507,828.14	0.16	5.573	807	169,276.05	82.67	100.00
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

Credit Grade of Group 1 Mortgage Loans

Credit Class	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	1,447	$264,883,798.81	80.99%	6.375%	662	$183,057.22	82.07%	49.20%
A-	117	18,453,988.52	5.64	6.965	562	157,726.40	82.06	80.22
A+	56	11,229,303.69	3.43	6.347	628	200,523.28	87.17	82.30
B	79	12,553,136.18	3.84	7.378	548	158,900.46	79.26	79.66
B+	55	8,622,554.77	2.64	7.256	534	156,773.72	87.55	91.26
C	76	9,483,388.68	2.90	8.010	535	124,781.43	73.36	86.07
D	17	1,840,068.34	0.56	8.801	522	108,239.31	63.39	100.00
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%
Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Margin of Group 1 Mortgage Loans

Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	2	$444,000.00	0.14%	4.627%	761	$222,000.00	80.00%	100.00%
5.001 - 5.500	914	182,778,290.57	55.88	6.229	647	199,976.25	82.46	63.43
5.501 - 6.000	525	92,861,954.67	28.39	6.630	642	176,879.91	81.33	46.85
6.001 - 6.500	406	50,981,993.75	15.59	7.442	625	125,571.41	81.09	43.87
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.600% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.651% per annum.

Maximum Rate of Group 1 Mortgage Loans

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.501 - 11.000	24	$6,365,767.31	1.95%	4.877%	706	$265,240.30	81.03%	96.36%
11.001 - 11.500	123	28,195,834.48	8.62	5.385	676	229,234.43	80.97	78.77
11.501 - 12.000	372	82,293,537.76	25.16	5.861	664	221,219.19	81.44	55.06
12.001 - 12.500	370	71,520,497.41	21.87	6.328	652	193,298.64	81.81	50.62
12.501 - 13.000	354	62,223,200.90	19.02	6.801	634	175,771.75	83.04	47.85
13.001 - 13.500	221	31,653,117.58	9.68	7.314	621	143,226.78	83.72	48.12
13.501 - 14.000	223	26,879,381.13	8.22	7.822	591	120,535.34	82.07	61.62
14.001 - 14.500	95	11,309,331.32	3.46	8.296	584	119,045.59	81.30	60.15
14.501 - 15.000	44	4,870,905.66	1.49	8.740	564	110,702.40	77.63	56.51
15.001 - 15.500	10	1,108,131.12	0.34	9.214	552	110,813.11	70.15	68.51
15.501 - 16.000	11	646,534.32	0.20	9.779	533	58,775.85	68.93	76.95
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.590% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.530% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 1, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Group 1 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2006-03	2	$379,650.00	0.12%	5.921%	620	$189,825.00	82.07%	100.00%
2006-04	237	43,845,605.01	13.41	6.211	640	185,002.55	82.49	65.21
2006-05	857	148,844,280.90	45.51	6.572	640	173,680.61	82.06	53.38
2006-06	556	97,215,634.00	29.72	6.719	643	174,848.26	81.94	51.38
2007-04	9	1,566,624.31	0.48	6.365	631	174,069.37	82.62	92.54
2007-05	26	3,920,557.90	1.20	6.882	602	150,790.69	81.02	66.83
2007-06	20	3,205,970.00	0.98	6.674	639	160,298.50	81.64	52.59
2009-04	31	6,504,964.39	1.99	5.899	661	209,837.56	77.60	61.03
2009-05	100	20,019,837.48	6.12	6.172	669	200,198.37	81.53	66.90
2009-06	9	1,563,115.00	0.48	6.086	637	173,679.44	76.35	48.21
Total:	1,847	$327,066,238.99	100.00%	6.530%	643	$177,079.72	81.92%	55.72%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).